EXHIBIT 10.2

                                  ADSERO CORP.

                                       and

                                    YAC CORP.

                                       and

                           3091732 NOVA SCOTIA COMPANY
                               AS "ADSERO CALLCO"

                                       and

                           3091503 NOVA SCOTIA COMPANY
                              AS "COMPANY" OR "TAC"

                                       and

                    THE PERSONS WHO HOLD EXCHANGEABLE SHARES
                               OF THE COMPANY AND
                  ARE IDENTIFIED AS "HOLDERS" ON THE SIGNATURE
                                   PAGE HEREOF
                                  AS "HOLDERS"



                          SERIES I EXCHANGEABLE SHARES



                     VOTING, EXCHANGE AND SUPPORT AGREEMENT

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------
                                                                          Page #

Section 1.1       Definitions                                                  2
Section 1.2       Interpretation Not Affected by Headings, Etc.                4
Section 1.3       Number, Gender, Etc.                                         4
Section 1.4       Date for Any Action                                          4
Section 1.5       Currency                                                     4

                                    ARTICLE 2
                         SERIES A SPECIAL VOTING SHARES
                         ------------------------------

Section 2.1       Issuance and Ownership of the Series A
                  Special Voting Shares                                        4
Section 2.2       Series A Special Voting Shares Non-Transferable              5
Section 2.3       Series A Special Voting Shares Not to be Pledged             5

                                    ARTICLE 3
                            EXERCISE OF VOTING RIGHTS
                            -------------------------

Section 3.1       Voting Rights                                                5
Section 3.2       Number of Votes                                              5
Section 3.3       Copies of Shareholder Information                            6
Section 3.4       Other Materials                                              6
Section 3.5       Voting by the Holders, and Attendance of
                  Holders' Representatives, at Meeting                         6
Section 3.6       Surrender of Series A Special Voting Shares
                  for Cancellation                                             6
Section 3.7       Surrender of Series A Special Voting Share
                  Certificates                                                 6

                                    ARTICLE 4
                INSOLVENCY EXCHANGE RIGHT AND AUTOMATIC EXCHANGE
                ------------------------------------------------

Section 4.1       Grant and Ownership of the Insolvency Exchange Right         7
Section 4.2       Purchase Price                                               7
Section 4.3       Exercise Instructions                                        7
Section 4.4       Delivery of Exchangeable Share Consideration;
                  Effect of Exercise                                           8
Section 4.5       Exercise of Insolvency Exchange Right Subsequent
                  to Retraction                                                9
Section 4.6       Stamp or Other Transfer Taxes                                9
Section 4.7       Notice of Insolvency Event                                   9
Section 4.8       Automatic Exchange on Liquidation of Adsero                  9
Section 4.9       Call Rights                                                 11

                                    ARTICLE 5
                         CERTAIN RIGHTS OF ADSERO CALLCO
                         TO ACQUIRE EXCHANGEABLE SHARES
                         ------------------------------

Section 5.1               Adsero Callco Liquidation Call Right                11
Section 5.2               Adsero Callco Retraction Call Right                 12
Section 5.3               Withholding Rights                                  13
Section 5.4               Restrictions on Transfer                            14

                                    ARTICLE 6
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                  OF ADSERO, YAC, ADSERO CALLCO AND THE COMPANY
                  ---------------------------------------------
                                                                          Page #

Section 6.1       Covenants of Adsero Regarding Series I
                  Exchangeable Shares                                         14
Section 6.2       Notification of Certain Events                              15
Section 6.3       Delivery of Shares by Adsero                                16
Section 6.4       Delivery of Shares                                          16
Section 6.5       Economic Equivalence                                        16
Section 6.6       Ownership of Outstanding Shares; Voting                     18
Section 6.7       Adsero and Affiliates Not to Vote Exchangeable Shares       18
Section 6.8       Tender Offers, Etc.                                         18
Section 6.9       Representations and Warranties of Adsero, YAC,
                  Adsero Callco and the Company                               18
Section 6.10      Registration and Reservation of Adsero Common
                  Shares                                                      19
Section 6.11      Registration under the U.S. Securities Act of 1933          19
Section 6.12      Allocation of Expenses                                      19

                                    ARTICLE 7
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS
                     --------------------------------------

Section 7.1       Amendments, Modifications, Etc.                             20
Section 7.2       Changes in Capital of Adsero and the Company                20

                                    ARTICLE 8
                                   TERMINATION
                                   -----------

Section 8.1       Term                                                        20

                                    ARTICLE 9
                                     GENERAL
                                     -------

Section 9.1       Severability                                                20
Section 9.2       Enurement                                                   21
Section 9.3       Notices to Parties                                          21
Section 9.4       Risk of Payments by Post                                    22
Section 9.5       Counterparts                                                22
Section 9.6       Jurisdiction                                                22
Section 9.7       Language                                                    23

                                     ADDENDA
                                     -------

Schedule "A" - Series I Exchangeable Share Provisions.
Schedule "B" - Rights, Privileges, Restrictions and Conditions Attached to the
               Series A Special Voting Shares.

                          SERIES I EXCHANGEABLE SHARES

                     VOTING, EXCHANGE AND SUPPORT AGREEMENT

         THIS AGREEMENT is entered into as of January 2, 2005, by Adsero Corp., a corporation existing under the laws of the State of Delaware and doing business as Adsero Corp. ("Adsero"), 3091732 Nova Scotia Company, an unlimited company existing under the laws of the Province of Nova Scotia ("Adsero Callco"), 3091503 Nova Scotia Company, an unlimited company existing under the laws of the Province of Nova Scotia (the `Company"), YAC Corp. ("YAC") and the persons who hold Series I Exchangeable Shares of the Company and are Identified as the "Holders' on the signature page hereof (collectively, the "Holders").

         WHEREAS, pursuant to a Share Purchase Agreement dated as of January 2, 2005, by and among Adsero, the Company, Adsero Callco, YAC, Teckn-O-Laser Company, Teckn-O-Laser Global Company, the Holders, and other security holders of the Company named therein (the "Purchase Agreement"), the parties thereto agreed that on the closing of the transactions contemplated under the Purchase Agreement, the parties hereto would execute and deliver a Voting, Exchange and Support Agreement containing the terms and conditions set forth as an Exhibit to the Purchase Agreement;

         AND WHEREAS pursuant to the Purchase Agreement, the Company has issued to the Holders certain exchangeable shares of the Company (the "Series I Exchangeable Shares") having the rights, privileges, restrictions and conditions set forth in Schedule "A" (collectively, the "Series I Exchangeable Share Provisions");

         AND WHEREAS the parties desire to make appropriate provision and to establish a procedure whereby voting rights in Adsero shall be exercisable by the Holders, and in connection therewith, Adsero is to issue to the Holder of each Series I Exchangeable Share one preference share in the capital of Adsero, $0.0001 par value having the rights, privileges, restrictions and conditions set forth in Schedule "B" attached thereto (collectively the "Series A Special Voting Shares;

         AND WHEREAS Adsero Callco is to have the right, exercisable upon the occurrence of certain events, to require the Holders to sell their Series I Exchangeable Shares to Adsero Callco.

         NOW THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (including the payment of $1.00 and other valuable consideration by the Holders to each of Adsero, YAC, Adsero Callco and the Company in consideration of the right granted to the Holders herein) (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

SECTION 1.1       Definitions.

In this agreement, the following terms shall have the following meanings:

         "ACT" means the Companies Act (Nova Scotia), as amended, consolidated or reenacted from time to time.

         "ADSERO COMMON SHARES" means the shares of Common Stock, par value $0.001 per share, in the capital of Adsero.

         "ADSERO CONSENT" has the meaning provided in Section 3.2 hereof.

         "ADSERO LIQUIDATION PRICE" has the meaning provided in Section 4.8(b) hereof.

         "ADSERO MEETING" has the meaning provided in Section 3.2 hereof.

         "AFFILIATE" shall have the meaning ascribed thereto in the Canada Business Corporations Act, as amended, consolidated or re-enacted from time to time.

         "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of Adsero Callco to effect the automatic exchange of Adsero Common Shares for Exchangeable Shares pursuant to Section 4.8 hereof.

         "BOARD OF DIRECTORS" means the board of directors of the Company;

         "BUSINESS DAY" has the meaning provided in the Series I Exchangeable Share Provisions.

         "CALL RIGHTS" means, collectively, the Liquidation Call Right and the Retraction Call Right; and "Call Right" shall mean any one of such Call Rights.

         "CANADIAN DOLLAR EQUIVALENT" has the meaning provided in the Series I Exchangeable Share Provisions.

         "EFFECTIVE DATE" has the meaning provided in the Series I Exchangeable Share Provisions.

         "HOLDER(S)" means a Holder who exercises any of the rights provided hereunder, as the context requires.

         "HOLDER VOTES" has the meaning provided in Section 3.2 hereto.

         "INSIDER" means (i) an officer or director of Adsero or of a subsidiary thereof, (ii) a person beneficially owing ten percent (10%) or more of the issued and outstanding voting securities of Adsero or (iii) a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Adsero.

         "INSOLVENCY EVENT" means the institution by the Company of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of the Company to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Company to contest in good faith any such proceedings commenced in respect of the Company within 15 days of becoming aware thereof, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, or the making by the Company of a general assignment for the benefit of creditors, or the admission in writing by the Company of its inability to pay its debts generally as they become due or the failure by the Company to declare and pay any dividends as set forth under Article 3 of the Series I Exchangeable Share Provisions, or the Company not being permitted, pursuant to liquidity or solvency requirements of applicable law, to declare any dividend or to redeem any Retracted Shares pursuant to
         Section 6.5 of the Series I Exchangeable Share Provisions.

         "INSOLVENCY EXCHANGE RIGHT" has the meaning provided in Section 4.1(a) hereof.

         "LIQUIDATION CALL RIGHT" has the meaning provided in Section 5.1(1) hereof.

         "LIQUIDATION EVENT" has the meaning provided in Section 4.8(a) hereof.

         "LIQUIDATION EVENT EFFECTIVE TIME" has the meaning provided in Section 4.8(b) hereof.

         "LOCK UP AGREEMENT" means a certain agreement between Adsero and the Holders concerning restrictions on the sale or transfer of the Series I Exchangeable Shares.

         "OFFICER'S CERTIFICATE" means, with respect to Adsero or the Company, a certificate signed on behalf of such entity by any one of the Chairman of the Board, the Vice-Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or any Executive Vice-President, Senior Vice-President or Vice-President (or the officers with equivalent responsibilities) of Adsero or the Company.

         "PERSON" includes an individual, body corporate, partnership, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

         "RETRACTED SHARES" has the meaning provided in Section 4.5 and Section
         5.2 hereof, as the context requires.

         "RETRACTION CALL PURCHASE PRICE" has the meaning provided in Section 5.2(1) hereof.

         "RETRACTION CALL RIGHT" has the meaning provided in Section 5.2(1) hereof.

         "RETRACTION DATE" has the meaning provided in the Series I Exchangeable Share Provisions.

         "RETRACTION REQUEST" has the meaning provided in the Series I Exchangeable Share Provisions.

         "SERIES I EXCHANGEABLE SHARE CONSIDERATION" has the meaning provided in the Series I Exchangeable Share Provisions.

         "SERIES I EXCHANGEABLE SHARE PROVISIONS" are as described in Schedule "A" hereto.

         "SERIES I EXCHANGEABLE SHARES" has the meaning provided in the Series I Exchangeable Share Provisions.

         "SERIES A SPECIAL VOTING SHARES" has the meaning provided in Schedule B hereto.

         "SUBSIDIARY" has the meaning provided in the Series I Exchangeable Share Provisions.

         "VOTING RIGHTS" means the voting rights attached to the Series A Special Voting Shares as set forth in Schedule "B" hereto.

SECTION 1.2       Interpretation Not Affected by Headings, Etc.

         The division of this agreement into articles, Sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

SECTION 1.3       Number, Gender, Etc.

         Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

SECTION 1.4       Date for Any Action.

         If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

SECTION 1.5       Currency

         All amounts in this agreement and its Schedule "A" (but excluding Schedule "B") are in Canadian currency, while all amounts in Schedule "B" are in US currency.


                                    ARTICLE 2
                         SERIES A SPECIAL VOTING SHARES
                         ------------------------------

SECTION 2.1       Issuance and Ownership of the Series A Special Voting Shares.

         Concomitantly with the issuance of each Series I Exchangeable Share by the Company, Adsero will issue to each Holder one Series A Special Voting Share to be hereafter held of record by each Holder. Adsero hereby acknowledges receipt from each Holder of $1.00 and other good and valuable consideration (and the adequacy thereof) for the issuance of any number of Series A Special Voting Shares by Adsero to each Holder.

SECTION 2.2       Series A Special Voting Shares Non-Transferable.

         The Holders shall not sell, transfer or otherwise dispose of the Series A Special Voting Shares, provided, however that upon any sale, exchange or other disposition of Series I Exchangeable Shares by a Holder permitted pursuant to
Section 5.4 hereof, the Holder shall transfer an equivalent number of Series A Special Voting Shares to Adsero for cancellation.

SECTION 2.3       Series A Special Voting Shares Not to be  Pledged.

         The Holders shall not pledge, charge, hypothecate, grant a security interest in, otherwise encumber or create any lien or adverse claim in respect of the Series A Special Voting Shares.


                                    ARTICLE 3
                            EXERCISE OF VOTING RIGHTS
                            -------------------------

SECTION 3.1       Voting Rights.

         The Holders, as the holders of record of the Series A Special Voting Shares, shall be entitled to all of the Voting Rights, including the right to consent to or to vote, in person or by proxy, the Series A Special Voting Shares, on any matter, question or proposition whatsoever that may properly come before the shareholders of Adsero at an Adsero Meeting or in connection with an Adsero Consent. Except for the Voting Rights, the Holders shall not be entitled to any other voting rights, entitlements or privileges in their capacity as the holders of the Series A Special Voting Shares.

SECTION 3.2       Number of Votes.

         With respect to all meetings of shareholders of Adsero at which holders of Adsero Common Shares are entitled to vote (an "Adsero Meeting") and with respect to all written consents sought by Adsero including the holders of Adsero Common Shares (an "Adsero Consent"), each Holder shall be entitled to cast and exercise a number of votes equal to the number of Series A Special Voting Shares owned of record by such Holder on the record date established by Adsero or by applicable law for such Adsero Meeting or Adsero Consent, as the case may be, (the "Holder Votes') in respect of each matter, question or proposition to be voted on at such Adsero Meeting or to be consented to in connection with such Adsero Consent.

         For the purpose of determining the Holder Votes to which each Holder is entitled in respect of any such Adsero Meeting or Adsero Consent, the number of Series A Special Voting Shares owned of record by such Holder shall be determined at the close of business on the record date established by Adsero or by applicable law for purposes of determining shareholders entitled to vote at such Adsero Meeting or to give written consent in connection with such Adsero Consent. With respect to each Adsero Meeting and Adsero Consent, Adsero shall mail or cause to be mailed (or otherwise communicate in the same manner as Adsero uses in communications to holders of Adsero Common Shares) to the Holders on the same day as the initial mailing or notice (or other communication) with respect thereto is given by Adsero to holders of Adsero Common Shares, a copy of such notice, together with any proxy or information statement and related materials provided to holders of Adsero Common Shares.

SECTION 3.3       Copies of Shareholder Information.

         Adsero shall mail or cause to be mailed (or otherwise communicate in the same manner as Adsero uses in communications to holders of Adsero Common Shares) to the Holders copies of all proxy materials (including notices of Adsero Meetings), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are distributed from time to time to holders of Adsero Common Shares at the same time as such materials are first sent to holders of Adsero Common Shares.

SECTION 3.4       Other Materials.

         Immediately after receipt by Adsero of any material sent or given generally to the holders of Adsero Common Shares by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), Adsero shall obtain and deliver to the Holders copies thereof as soon as possible thereafter.

SECTION 3.5 Voting by the Holders, and Attendance of Holders' Representatives at Meeting.

Adsero warrants and represents that provisions substantially similar to the provisions included in subparagraph (a) and (b) below are included in its by-laws or other binding internal documents:

(a) In connection with each Adsero Meeting and Adsero Consent, each Holder may exercise, either in person or by proxy, the Holder Votes as to which such Holder is entitled to vote.

(b) At any Adsero Meeting, a representative of each Holder shall have the same rights as any holder of Adsero Common Shares to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

SECTION 3.6       Surrender of Series A Special Voting Shares for Cancellation

         Upon receipt of the Series I Exchangeable Share Consideration by a Holder of a Series I Exchangeable Share for any reason, such Holder shall immediately surrender for cancellation, to Adsero, a number of Series A Special Voting Shares equal to the number of Series I Exchangeable Shares then transferred or cancelled.

SECTION 3.7       Surrender of Series A Special Voting Share Certificate.

         Contemporaneously with the completion of any transaction pursuant to which any Series I Exchangeable Share held by a Holder at such time is retracted, redeemed, purchased or exchanged, such Holder shall surrender to Adsero, for cancellation, the certificate representing the Series A Special Voting Shares held by such Holder being surrendered pursuant to Section 3.6 above. If only a part of the Series A Special Voting Shares represented by any certificate surrendered to Adsero are to be cancelled by Adsero hereunder, a new certificate for the balance of such Series A Special Voting Shares shall be issued by Adsero and delivered to the Holder at the expense of Adsero.


                                    ARTICLE 4
                INSOLVENCY EXCHANGE RIGHT AND AUTOMATIC EXCHANGE
                ------------------------------------------------

SECTION 4.1       Grant and Ownership of the Insolvency Exchange Right.

         Subject to the last sentence of this Section 4.1, Adsero Callco hereby grants to each Holder:

(a) the right (the "Insolvency Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require Adsero Callco to purchase from the Holder all or any part of the Series I Exchangeable Shares held by the Holder. The Insolvency Exchange Right may only be exercised by a Holder if the Insolvency Event relates to the Company; and

(b) the Automatic Exchange Right,

all in accordance with the provisions of this agreement and the Series I Exchangeable Share Provisions, as the case may be.

SECTION 4.2       Purchase Price.

         The purchase price payable by Adsero Callco for each Series I Exchangeable Share to be purchased by Adsero Callco under the Insolvency Exchange Right shall be an amount equal to the applicable Series I Exchangeable Share Consideration on the last Business Day prior to the day of closing of the purchase and sale of such Series I Exchangeable Share under the Insolvency Exchange Right. In connection with each exercise of the Insolvency Exchange Right, Adsero will provide to the Holder an Officer's Certificate setting forth the calculation of the applicable Series I Exchangeable Share Consideration. The applicable Series I Exchangeable Share Consideration for each such Series I Exchangeable Share so purchased shall be satisfied by the delivery by Adsero Callco, to the Holder exercising the Insolvency Exchange Right, of the applicable Series I Exchangeable Share Consideration [less any amounts properly withheld pursuant to Section 5.3 hereof, if any].

SECTION 4.3       Exercise Instructions.

(1) Subject to the terms and conditions set forth in Section 4.1 and the other terms and conditions set forth herein, each Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to exercise the Insolvency Exchange Right with respect to all or any part of the Series I Exchangeable Shares registered in the name of the Holder on the books of the Company. To cause the exercise of the Insolvency Exchange Right, the Holder shall deliver to Adsero Callco, in person or by certified or registered mail, at its head office or at such other places as Adsero Callco may from time to time designate by written notice to the Holder, with a copy to the Company, at its principal executive office, the certificates representing the Series I Exchangeable Shares which the Holder desires Adsero Callco to purchase duly endorsed for transfer to Adsero Callco, and accompanied by such other documents and instruments as may be required to effect a transfer of Series I Exchangeable Shares under the Act and the constating documents of the Company, together with:

         (a) a duly completed form of notice of exercise of the Insolvency Exchange Right, contained on the reverse of or attached to the Series I Exchangeable Share certificates, stating:

                  (i) that the Holder is exercising the Insolvency Exchange Right so as to require Adsero Callco to purchase from the Holder the number of Series I Exchangeable Shares specified therein;

                  (ii) that the Holder has good title to and owns all such Series I Exchangeable Shares to be acquired by Adsero Callco free and clear of all liens, hypothecs, pledges, encumbrances, security interests, options, restrictions, proxies and. adverse claims except as set forth herein and in the Series I Exchangeable Share Provisions; and

                  (iii) the address of the Persons to whom the Series I Exchangeable Share Consideration should be delivered; and

         (b) payment (or evidence satisfactory to the Company and Adsero Callco of payment) of the taxes (if any) payable as contemplated by Section 4.6 hereof.

(2) If only a part of the Series I Exchangeable Shares represented by any certificate delivered to Adsero Callco is to be purchased by Adsero Callco under the Insolvency Exchange Right, a new certificate for the balance of such Series I Exchangeable Shares shall be issued to the Holder at the expense of the Company.

SECTION 4.4       Delivery of Exchangeable Share Consideration;
                  Effect of Exercise.

         Promptly after receipt of the certificates representing the Series I Exchangeable Shares which the Holder desires Adsero Callco to purchase under the Insolvency Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Insolvency Exchange Right), duly endorsed for transfer to Adsero Callco, which notice to Adsero Callco and the Company shall constitute exercise of the Insolvency Exchange Right by the Holder, Adsero Callco shall promptly thereafter transfer to the Holder the Series I Exchangeable Share Consideration deliverable in connection with the exercise of the Insolvency Exchange Right less any amounts properly withheld pursuant to Section 5.3 hereof; provided, however, that no such delivery shall be made unless and until the Holder shall have paid (or provided evidence satisfactory to the Company and Adsero Callco of the payment
of) the taxes (if any) payable as contemplated by Section 4.6 hereof. Immediately upon the giving of notice by the Holder to Adsero Callco and the Company of the exercise of the Insolvency Exchange Right, as provided in this
Section 4.4, the Holder shall be deemed to have transferred to Adsero Callco all of its right, title and interest in and to such Series I Exchangeable Shares, shall cease to be a holder of such Series I Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the purchase price therefor unless the Series I Exchangeable Share Consideration is not delivered by Adsero Callco to the Holder by the date specified, in which case the rights of the Holder shall remain unaffected until such Series I Exchangeable Share Consideration is delivered by Adsero Callco and any cheque included therein is paid. Notwithstanding the foregoing, until the Series I Exchangeable Share Consideration is delivered to the Holder, the Holder shall be deemed to be a holder of the sold Series I Exchangeable Shares for purposes of any right with respect thereto under this agreement. For greater certainty, Section 3.6 applies herewith.

SECTION 4.5 Exercise of Insolvency Exchange Right Subsequent to Retraction.

         In the event that a Holder has exercised its right under Article 6 of the Series I Exchangeable Share Provisions to require the Company to redeem any or all of the Series I Exchangeable Shares held by the Holder (such number of Series I Exchangeable Shares so required to be redeemed being hereinafter collectively referred to as the "Retracted Shares") and is notified by the Company pursuant to Section 6.5 of the Series I Exchangeable Share Provisions that the Company will not be permitted as a result of liquidity or solvency requirements or other provisions of applicable law to redeem all such Retracted Shares, subject to receipt by such Holder of written notice to that effect from the Company and provided that the Retraction Call Right with respect to the Retracted Shares shall not have been exercised, the Retraction Request will constitute, and will be deemed to constitute, notice from such Holder to Adsero Callco that such Holder is exercising the Insolvency Exchange Right with respect to those Retracted Shares which the Company is not permitted by applicable law to redeem. In any such event, the Company hereby agrees with such Holder immediately to notify such Holder of such prohibition against the Company redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to Adsero Callco all relevant materials delivered by such Holder to the Company (including without limitation a copy of the Retraction Request delivered pursuant to Section 6.1 of the Series I Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, and Adsero Callco will thereupon purchase such shares in accordance with the provisions of this Article 4.

SECTION 4.6       Stamp or Other Transfer Taxes.

         Upon any sale of Series I Exchangeable Shares to Adsero Callco pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights, the share certificate representing Adsero Common Shares to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder without charge to the Holder, provided, however, that the Holder:

         (a) shall pay (and none of Adsero Callco or the Company shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any such transfer; or

         (b) shall have established to the satisfaction of the Adsero Callco and the Company acting reasonably that such taxes, if any, have been paid.

SECTION 4.7       Notice of Insolvency Event.

         Promptly following the occurrence of an Insolvency Event, or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, Adsero and the Company shall give written notice thereof to the Holders.

SECTION 4.8       Automatic Exchange on Liquidation of Adsero.

         (a) Adsero will give the Holders written notice of each of the following events (each, a "Liquidation Event") at the time set forth below:

                  (i) in the event of any determination by the board of directors of Adsero to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Adsero or to effect any other distribution of assets of Adsero among its stockholders for the purpose of winding up its affairs at least ten days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

                  (ii) the sale of all or substantially all of the assets of Adsero; and

                  (iii)    immediately, upon the earlier of:

                           (A) receipt by Adsero of notice of; and

                           (B) Adsero otherwise becoming aware of,

                  any instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Adsero or to effect any other distribution of assets of Adsero among its stockholders for the purpose of winding up its affairs, provided, however, that such shall only be a Liquidation Event if Adsero has failed to contest in good faith any such proceeding commenced in respect of Adsero within 30 days of becoming aware thereof.

         (b) In order that the Holders will be able to participate on a pro rata basis with the holders of Adsero Common Shares in the distribution of assets of Adsero in connection with a Liquidation Event, immediately prior to the effective time (the `Liquidation Event Effective Time") of a Liquidation Event, all of the then outstanding Series I Exchangeable Shares shall be automatically exchanged for Adsero Common Shares as contemplated in the definition of Series I Exchangeable Share Consideration and shall also be entitled to the remaining Series I Exchangeable Share Consideration, if any. To effect such automatic exchange, Adsero Callco shall be deemed to have purchased each Series I Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time held by the Holders, and the Holders shall be deemed to have sold the Series I Exchangeable Shares held by them at such time, for a purchase price per share equal to the Series I Exchangeable Share Consideration applicable at the Liquidation Event Effective Time (the "Adsero Liquidation Price"). Moreover, the Holder shall be deemed immediately to be Holder of a number of Adsero Common Shares to be delivered as part of the Series I Exchangeable Share Consideration and to be entitled to exercise all rights related thereto. Adsero further acknowledges that if a certificate representing the Adsero Common Shares issued to a Holder pursuant to Article 4 is not promptly delivered to such Holder as contemplated herein, then such Holder shall be entitled to pursue any remedy under this Agreement, the Adsero Common Shares or the applicable law as if such share certificate had been duly issued and delivered to such Holder and registered in the records of Adsero. In connection with such automatic exchange, Adsero will provide to the Holders an Officer's Certificate setting forth the calculation of the Adsero Liquidation Price.

         (c) Immediately prior to the Liquidation Event Effective Time, the Holders shall be deemed to have transferred to Adsero Callco all of their right, title and interest in and to such Series I Exchangeable Shares and shall cease to be holders of such Series I Exchangeable Shares, and Adsero Callco shall transfer and deliver to the Holders the Series I Exchangeable Share Consideration representing the Holders' total Adsero Liquidation Price less any amounts properly withheld pursuant to Section 5.3 hereof.

         Upon the surrender by a Holder of certificates representing the transferred Series I Exchangeable Shares, duly endorsed for transfer to Adsero Callco and accompanied by such instruments of transfer as Adsero Callco may reasonably require, Adsero Callco shall deliver or cause to be delivered to the Holder certificates representing the Adsero Common Shares of which such Holder is the holder. Notwithstanding the foregoing, until such Holder is actually entered on the register of holders of Adsero Common Shares, such Holder shall be deemed to still be a holder of the transferred Series I Exchangeable Shares for purposes of all rights with respect thereto under this agreement

SECTION 4.9       Call Rights.

         The Holders and the Company hereby acknowledge the Call Rights in favour of Adsero Callco and further agree that the Call Rights (i) are granted to Adsero Callco by the Holders in partial consideration of the obligations of Adsero under the Purchase Agreement; and (ii) may be assigned at any time and from time to time by Adsero Callco in whole or in part upon written notice to the Holders provided that:

                  (x) such assignee acknowledges in writing the Series I Exchangeable Share Provisions and agrees to be bound by the terms of this agreement; and

                  (y) notwithstanding such assignment, Adsero Callco shall remain solidarily (jointly and severally) liable with such assignee in respect of the obligations of such assignee in connection with the exercise of any of the Call Rights.


                                    ARTICLE 5
         CERTAIN RIGHTS OF ADSERO CALLCO TO ACQUIRE EXCHANGEABLE SHARES
         --------------------------------------------------------------

SECTION 5.1       Adsero Callco Liquidation Call Right.

(1) Adsero Callco shall have the overriding right (the "Liquidation Call Right"), in the event of the proposed liquidation, dissolution or winding-up of the Company pursuant to Article 5 of the Series I Exchangeable Share Provisions, to purchase from the Holders who hold the Series I Exchangeable Shares in the Company on the Liquidation Date (as defined therein) all but not less than all of the Series I Exchangeable Shares held by the Holders on payment by Adsero Callco of an amount per share (the "Liquidation Call Purchase Price') equal to the Series I Exchangeable Share Consideration applicable on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by Adsero Callco delivering or causing to be delivered to the Holders the Series I Exchangeable Share Consideration representing the Holders' total Liquidation Call Purchase Price less any amounts withheld pursuant to Section 5.3 hereof. In the event of the exercise of the Liquidation Call Right by Adsero Callco as aforesaid, each Holder shall be obligated to sell all of the Series I Exchangeable Shares held by the Holder to Adsero Callco on the Liquidation Date on payment by Adsero Callco to the Holder of the Liquidation Call Purchase Price for each such share, and provided Adsero Callco completes such purchase, the Company shall have no obligation to redeem such shares so purchased by Adsero Callco.

(2) To exercise the Liquidation Call Right, Adsero Callco must notify the Company and the Holders of Adsero Callco's intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Company and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Company. The Company will notify the Holders as to whether or not Adsero Callco has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Adsero Callco. If Adsero Callco exercises the Liquidation Call Right, then on the Liquidation Date Adsero Callco will purchase and each Holder will sell all of the Series I Exchangeable Shares then held by the Holder for a price per share equal to the Liquidation Call Purchase Price, which price shall be satisfied in the manner set forth in Section 5.1(1) hereof.

(3) For the purposes of completing the purchase of the Series I Exchangeable Shares pursuant to the Liquidation Call Right, Adsero Callco shall deliver to each Holder, on or before the Liquidation Date, the Series I Exchangeable Share Consideration in payment of the total Liquidation Call Purchase Price (less any amounts properly withheld pursuant to Section 5.4 hereof) upon presentation and surrender by the Holders of certificates representing the Series I Exchangeable Shares held by the Holder, together with such other documents and instruments as may be required to effect a transfer of Series I Exchangeable Shares under the Act and the constating documents of the Company and such additional documents and instruments as Adsero Callco may reasonably require. If Adsero Callco does not exercise the Liquidation Call Right in the manner described above, then on the Liquidation Date the Holders will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Company, in connection with the liquidation, dissolution or winding-up of the Company pursuant to
Article 5 of the Series I Exchangeable Share Provisions.

SECTION 5.2       Adsero Callco Retraction Call Right.

(1) Adsero Callco shall have the overriding right (the "Retraction Call Right"), notwithstanding the proposed retraction of any Series I Exchangeable Shares by a Holder pursuant to Article 6 of the Series I Exchangeable Share Provisions, to purchase from such Holder on such Retraction Date a number of Series I Exchangeable Shares that such Holder has requested to be redeemed by the Company (the "Retracted Shares") held by such Holder on payment by Adsero Callco to such Holder of an amount per Retracted Share (the "Retraction Call Purchase Price") equal to the Series I Exchangeable Share Consideration applicable on the last Business Day prior to the Retraction Date, which shall be satisfied in full by Adsero Callco delivering or causing to be delivered to such Holder, the Series I Exchangeable Share Consideration, less any amounts properly withheld pursuant to
Section 5.3 hereof. In the event of the exercise of the Retraction Call Right by Adsero Callco, such Holder shall be obligated to sell all of the Retracted Shares held by such Holder to Adsero Callco on the Retraction Date on payment by Adsero Callco to such Holder of the Retraction Call Purchase Price for each such share, less any amounts withheld pursuant to Section 5.3 hereof, and the Company shall have no obligation to redeem such shares so purchased by Adsero Callco.

(2) Upon receipt by the Company of a Retraction Request, the Company shall immediately notify Adsero Callco thereof. To exercise the Retraction Call Right, Adsero Callco must notify the Company and the Holders of Adsero Callco's intention to exercise such right within ten days of such notification to Adsero Callco by the Company of receipt of the Retraction Request. The Company will notify such Holders as to whether or not Adsero Callco has exercised the Retraction Call Right forthwith after the expiry of the period during which the same may be exercised by Adsero Callco. If Adsero Callco exercises the Retraction Call Right, and provided that the Retraction Request is not revoked by the Holder in the manner specified in Section 6.6 of the Series I Exchangeable Share Provisions, the Retraction Request shall thereupon be considered only to be an offer by the Holder to sell such Retracted Shares to Adsero Callco in accordance with the Retraction Call Right, and on the Retraction Date Adsero Callco will purchase and each Holder will sell such Retracted Shares for a price per share equal to the Retraction Call Purchase Price which price shall be satisfied in the manner set forth in Section 5.2(1) hereof.

(3) For the purposes of completing the purchase of the Retracted Shares pursuant to the Retraction Call Right, Adsero Callco shall deliver to each Holder, on or before the Retraction Date, the Series I Exchangeable Share Consideration in payment of the total Retraction Call Purchase Price (less any amounts withheld pursuant to Section 5.3 hereof) upon presentation and surrender by the Holders of certificates representing such Retracted Shares, together with such other documents and instruments as may be required to effect a transfer of Retracted Shares under the Act and the constating documents of the Company. If Adsero Callco does not exercise the Retraction Call Right in the manner described above, then on the Retraction Date such Holder will be entitled to receive in exchange therefor the Retraction Call Purchase Price otherwise payable by the Company in connection with the retraction of the Retracted Shares pursuant to
Article 6 of the Series I Exchangeable Share Provisions.

SECTION 5.3       Withholding Rights.

         The Company, Adsero Callco and Adsero, as the case may be, shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any Holder such amounts as the Company, Adsero Callco or Adsero, as the case may be, is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code or any provision of provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such Holder of the Series I Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that such amount so required to be deducted or withheld from any payment to a Holder exceeds the cash portion of the consideration otherwise payable to the Holder, the Company, Adsero and Adsero Callco, as the case may be, shall promptly notify the Holder and unless such Holder remits the difference in cash to the Company, Adsero or Adsero Callco, as the case may be, before the tax amount is required to be remitted to the taxing authority, then the Company, Adsero and Adsero Callco, as the case may be, may sell or otherwise dispose of such portion of the consideration (including, without limitation, any of the Adsero Common Shares) as is necessary to provide sufficient funds to the Company, Adsero and Adsero Callco, as the case may be, to enable it to comply with such deduction or withholding requirement and the Company, Adsero and Adsero Callco, as the case may be, shall notify such Holder and remit any unapplied balance of the net proceeds of such sale.

         In order to assist the Company, Adsero and Adsero Callco, as the case may be, in complying with any such deduction and withholding requirement, the Holder shall, to the extent applicable, deliver to the Company, Adsero or Adsero Callco, as the case may be, (i) if such Holder is an individual, trust or corporation, a declaration sworn by the individual, a trustee or a director, as the case may be, before a notary or commissioner for oaths to the effect that such Holder, is not and will not be, on the date of payment, a non-resident of Canada for the purposes of the Income Tax Act (Canada) or (ii) if such Holder is a partnership, a declaration sworn by a general partner before a notary or commissioner for oaths to the effect that such Holder is a Canadian partnership, as defined in the Income Tax Act (Canada).

SECTION 5.4       Restrictions on Transfer

         No Holder shall Transfer any Series I Exchangeable Shares (or any other securities of the Company received on account of the Holder's ownership of Series I Exchangeable Shares) unless such Transfer is (i) a Transfer of Series I Exchangeable Shares by such Holder for the Series I Exchangeable Share Consideration pursuant to the terms of this agreement or the Series I Exchangeable Share Provisions or (ii) is a Transfer approved by the Board of Directors, which approval may be withheld for any reason. As used above, the term "Transfer" includes the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in such securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such securities.


                                    ARTICLE 6
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                  OF ADSERO, YAC, ADSERO CALLCO AND THE COMPANY
                  ---------------------------------------------

SECTION 6.1       Covenants of Adsero Regarding Series I Exchangeable Shares.

         So long as any Series I Exchangeable Shares are outstanding, Adsero will and will, in the case of Section 6.1(c), (d), (e), (f) and (g) cause its Subsidiaries to:

         (a) not declare or pay any dividend on the Adsero Common Shares unless
         (i) the Company shall declare or pay, as the case may be, an equivalent dividend (as provided for in the Series I Exchangeable Share Provisions) on the Series I Exchangeable Shares and (ii) the Company shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend on the Series I Exchangeable Shares;

         (b) advise each of the Company and the Holders sufficiently in advance of the declaration by Adsero of any dividend on Adsero Common Shares and take all such other actions as are reasonably necessary, in co-operation with the Company to ensure that the respective declaration date, record date and payment date for a dividend on the Series I Exchangeable Shares shall, subject to applicable law, be the same as the declaration date, record date and payment date for the corresponding dividend on the Adsero Common Shares;

         (c) not permit the Company to issue any further Series I Exchangeable Shares, or any other shares of the Company having an attribute which permits the holders thereof to exchange or convert into shares of Adsero or any Affiliate of Adsero;

         (d) enable, cause and permit the Company, in accordance with and subject to applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Series I Exchangeable Share Consideration representing the Liquidation Amount in respect of each issued and outstanding Series I Exchangeable Share upon the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company for the purpose of winding up its affairs, including without limitation all such actions and all such things as are reasonably necessary or, in Adsero's judgment's desirable, to enable and permit the Company to cause to be delivered Adsero Common Shares to the Holders in accordance with the provisions of Article 5 of the Series I Exchangeable Share Provisions;

         (e) enable, cause and permit the Company in accordance with and subject to applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Series I Exchangeable Share Consideration representing the Retraction Price, as defined in the Series I Exchangeable Share Provisions including, without limitation to enable and permit the Company to cause to be delivered Adsero Common Shares to the Holders upon the retraction of the Series I Exchangeable Shares in accordance with the provisions of Article 6 of the Series I Exchangeable Share Provisions;

         (f) enable and permit Adsero Callco and any assignee of Adsero Callco, in accordance with applicable law, to perform its obligations arising upon the exercise by it of any Call Right, including without limitation to enable and permit Adsero Callco to cause to be delivered Adsero Common Shares to the Holders in accordance with the provisions of any Call Right as the case may be; and

         (g) not consent to nor exercise its vote as a member of the Company to initiate or permit the voluntary liquidation, dissolution or winding-up of the Company nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Company.

SECTION 6.2       Notification of Certain Events.

         In order to assist Adsero and Adsero Callco to comply with their respective rights and obligations hereunder, the Company will give each of Adsero, Adsero Callco and, as the case may be, the Holders notice of each of the following events at the time set forth below:

         (a) any determination by the Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Company or to effect any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; it being understood that any merger, amalgamation, consolidation, or similar transaction, and any sale of all or any or substantially all of the assets of the Company shall not, in and of itself, constitute a liquidation, dissolution or winding-up;

         (b) promptly, upon the earlier of (i) receipt by the Company of notice of, and (ii) the Company otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Company or to effect any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs or of the occurrence of any Insolvency Event;

         (c) promptly, upon receipt by the Company of a Retraction Request; and

         (d) promptly in the event of any determination by the Board of Directors to take any action which would require a vote of the holders of Series I Exchangeable Shares.

SECTION 6.3       Delivery of Shares by Adsero.

         Upon notice from the Company, Adsero Callco or the Holders of any event that requires the Company or Adsero Callco to cause to be delivered Adsero Common Shares to any Holder, Adsero shall arrange for the delivery of the requisite number of Adsero Common Shares to YAC, then YAC shall subscribe to the requisite number of common shares of Adsero Callco, such subscription payable in kind by the delivery of the requisite number of Adsero Common Shares to Adsero Callco, and if need be, Adsero Callco, if so required, shall subscribe to the requisite number of common shares of the Company, such subscription payable in kind by the delivery of the requisite number of Adsero Common Shares to the Company, as may be required, under this agreement or the Series I Exchangeable Shares Provisions. Moreover, Adsero shall cause Adsero Callco or the Company, as the case may be, to deliver to the Holder of the surrendered Series 1 Exchangeable Shares any other part of the Series I Exchangeable Share Consideration.

SECTION 6.4       Delivery of Shares.

         All Adsero Common Shares issuable pursuant to this agreement or the Series I Exchangeable Share Provisions shall be duly issued as fully paid and non-assessable free and clear of any lien, hypothec, pledge, claim, encumbrance, security interest or adverse claim or interest, other than those arising hereunder or under the Series I Exchangeable Share Provisions. Any Series I Exchangeable Shares delivered by the Holders to the Company, Adsero Callco, Adsero or their Affiliates pursuant to this agreement or the Series I Exchangeable Share Provisions shall be delivered free and clear of any lien, hypothec, pledge, claim, encumbrance, security interest or adverse claim or interest, other than those arising hereunder, under the Series I Exchange Share Provisions, the Lock-up Agreement or under applicable securities laws.

SECTION 6.5       Economic Equivalence.

         So long as any Series I Exchangeable Shares are outstanding:

         (a)      in the event Adsero takes any of the following actions:

                  (i) distributes Adsero Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Adsero Common Shares) to the holders of all or substantially all of the then outstanding Adsero Common Shares by way of stock dividend, or other distribution, other than an issue of Adsero Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Adsero Common Shares) to holders of Adsero Common Shares who exercise an option to receive dividends in Adsero Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Adsero Common Shares) in lieu of receiving cash dividends; or

                  (ii) distributes rights, options or warrants to the holders of all or substantially all of the then outstanding Adsero Common Shares entitling them to subscribe for or to purchase Adsero Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Adsero Common Shares); or

                  (iii) distributes to the holders of all or substantially all of the then outstanding Adsero Common Shares, (a) shares or securities of Adsero of any class other than Adsero Common Shares (and other than shares convertible into or exchangeable for or carrying rights to acquire Adsero Common Shares), (b) rights, options or warrants other than those referred to in
                  (ii) above, (c) evidences of indebtedness of Adsero or (d) assets of Adsero,

         Adsero will ensure that the economic equivalent on a per share basis of such rights, options, securities, shares, evidence of indebtedness or other assets shall be issued or distributed simultaneously to holders of the Series I Exchangeable Shares;

         (b)      in the event Adsero takes any of the following actions:

                  (i) subdivides, redivides or changes the then outstanding Adsero Common Shares into a greater number of Adsero Common Shares; or

                  (ii) reduces, combines, consolidates or changes the then outstanding Adsero Common Shares into a lesser number of Adsero Common Shares; or

                  (iii) reclassifies or otherwise changes any of the terms and conditions of the Adsero Common Shares, or effect an amalgamation, merger, reorganization or other transaction affecting Adsero Common Shares,

         Adsero will provide at least 20 Business Days prior written notice thereof to the Holders and ensure that the equivalent change shall simultaneously be made to, or in the rights of the Holders of the Series I Exchangeable Shares;

         Furthermore, Adsero will take or will cause to be taken all necessary measures in order to ensure that immediately after the completion of any transactions contemplated in this Section 6.5, the Holders of Series A Special Voting Shares shall have the same percentage of Voting Rights they held in Adsero immediately before the closing of such transaction;

         (c) to the extent required, upon due notice from Adsero, the Company will take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by the Company or subdivisions, redivisions or changes are made to the Series I Exchangeable Shares, in order to implement the required economic equivalent or, as the case may be, to reflect the equivalent rights with respect to the Adsero Common Shares and Series I Exchangeable Shares as provided for in this Section 6.5.

SECTION 6.6       Ownership of Outstanding Shares; Voting.

         So long as any Series I Exchangeable Shares are outstanding, (i) Adsero shall remain the sole shareholder of YAC; (ii) YAC shall remain the sole shareholder of Adsero Callco; and (iii) Adsero Callco shall remain the sole owner of issued and outstanding securities of the Company to which are attached the voting interests for the election of directors of the Company unless it obtains the prior approval of the Holders given in accordance with Section 8.2 of the Series I Exchangeable Share Provisions. Adsero and its Subsidiaries shall not vote any Series I Exchangeable Shares in respect of any resolution referred to in Section 8.2 of the Series I Exchangeable Share Provisions.

SECTION 6.7       Adsero and Affiliates Not to Vote Series I
                  Exchangeable Shares.

         Each of Adsero and Adsero Callco will appoint and cause to be appointed proxyholders with respect to all Series I Exchangeable Shares held by it or them and its or their respective Affiliates for the sole purpose of attending each meeting of Holders in order to be counted as part of the quorum for each such meeting. Each of Adsero and Adsero Callco further covenants and agrees that it and they will not and will cause its and their Affiliates not to exercise any voting rights with respect to the Series I Exchangeable Shares held by it or them or its or their Affiliates in respect of any matter considered at any meeting of holders of Series I Exchangeable Shares.

SECTION 6.8       Tender Offers, Etc.

         Adsero shall provide timely notice to the Holders of any proposed share exchange offer, issuer bid, take-over bid or similar transaction (including any Adsero Control Transaction as defined in the Series I Exchangeable Share Provisions) with respect to Adsero Common Shares proposed by Adsero or proposed to Adsero or its stockholders (the "Offer") and recommended by the board of directors of Adsero, or otherwise effected or to be effected with the consent or approval of the board of directors of Adsero. Moreover, Adsero will use its best efforts expeditiously and in good faith to take all such actions and to do all such things as are necessary and desirable to enable and permit the Holders to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Adsero Common Shares, without discrimination. Without limiting the generality of the foregoing, Adsero will use its best efforts expeditiously and in good faith to ensure that the Holders may participate in all such Offers without being required to retract Series I Exchangeable Shares as against the Company (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender a deposit to the Offer).

SECTION 6.9       Representations and Warranties of Adsero, YAC,
                  Adsero Callco and the Company

         Each of Adsero, YAC, Adsero Callco and the Company hereby represent and warrant that:

         (a) it is a corporation incorporated and existing under the laws of its incorporating jurisdiction and has the corporate power and authority to enter into and perform its obligations under this agreement;

         (b) the execution, delivery and performance by it of this agreement

                  (i) has been duly authorized by all necessary corporate action on its part;

                  (ii) do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with, any of the terms or provisions of its constating documents or articles of association or any material contracts or instruments to which it is a party or pursuant to which any of its assets or property may be affected; and

                  (iii) will not result in the violation of any law; and

         (c) this agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

SECTION 6.10      Registration and Reservation of Adsero Common Shares.

         Adsero hereby represents, warrants and covenants that it has and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of Adsero Common Shares as are now and may hereafter be required to enable and permit the Company to meet its obligations hereunder and under the Series I Exchangeable Share Provisions. Furthermore, Adsero represents, warrants and covenants that it will, at all times as of the effective date of its registration statement being accepted by the United States Securities and Exchange Commission maintain a sufficient number of Adsero Common Shares duly registered in accordance with the Securities Act 1933 and the Securities Exchange Act 1934 as are now and may hereafter be required in order to enable the Company or, as the case may be, Adsero Callco to meet their respective obligations hereunder or under the Series I Exchangeable Share Provisions; Adsero shall maintain at all times the Adsero Common Shares listed on the OTC Bulletin Board or an equivalent recognized North American Stock Exchange.

SECTION 6.11      Registration Under the U.S. Securities Act of 1933

         Adsero hereby represents, warrants and covenants that it will file a registration statement for Adsero Common Shares under the United States Securities Act of 1933, as amended within 90 days of the reservation of any of its Common Shares pursuant to this agreement. Moreover, Adsero represents, warrants and covenants that it shall issue a "Stock Transfer" instruction to its transfer agent with respect to its Common Shares issued in payment of the Series I Exchangeable Shares pending registration and shall also issue a "Stock Transfer" instruction to its transfer agent to disclose the terms of the Lock Up Agreement.

SECTION 6.12      Allocation of Expenses

         The parties agree that all registration and filing fees, printing expenses, fees and disbursements of counsel for Adsero and its Affiliates and any accountant's fees should be borne by Adsero. Conversely, all selling commissions or discounts applicable to sales of Adsero Common Shares by the Holders and all fees and disbursements of counsel for the Holders should be borne by the Holders.

                                    ARTICLE 7
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS
                     --------------------------------------

SECTION 7.1       Amendments, Modifications, Etc.

         This agreement may not be amended, modified or waived except by an agreement in writing executed by the parties hereto.

 SECTION 7.2      Changes in Capital of Adsero and the Company.

         At all times after the occurrence of any event effected pursuant to the Series I Exchangeable Share Provisions or this agreement as a result of which either Adsero Common Shares or the Series I Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that the Holders maintain economically equivalent rights and, in order that, where required, this agreement will apply with full force and effect, mutatis mutandis, to all new securities into which Adsero Common Shares or the Series I Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications. So long as there are any Series I Exchangeable Shares outstanding, (i) the Company will not issue any additional Series I Exchangeable Shares to any Person, (other than the Holders),
(ii) YAC will not issue any securities to any Person other than Adsero; and
(iii) Adsero Callco will not issue any securities to any Person, other than YAC.


                                    ARTICLE 8
                                   TERMINATION
                                   -----------

SECTION 8.1       Term.

         This agreement shall continue until the earlier occurrence of the following events:

         (a) no Series I Exchangeable Share is outstanding; or

         (b) each of the parties hereto elects in writing to terminate this agreement


                                    ARTICLE 9
                                     GENERAL
                                     -------

SECTION 9.1       Severability.

         The provisions of this agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, the remainder of this agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 9.2       Enurement.

         This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 9.3       Notices to Parties.

         Any notice, direction or other communication given under this agreement shall be in writing and given by mail or delivering it or sending it by telecopy or similar form or recorded communication addressed:

         (a) if to Adsero, YAC or to Adsero Callco, to:

                           ADSERO CORP.
                           11 Tanager Avenue, Suite 100
                           Toronto, ON   M4G 3P9
                           Attention:     Chief Executive Officer

                           Telephone:      (416) 467-5152
                           Telecopier:     (416) 467-7173

                           with a copy to:

                           Gottbetter & Partners LLP
                           488 Madison Ave., 12th Floor
                           New York, NY  10022-5718
                           USA

                           Attention:      Scott Rapfogel

                           Telephone:      (212) 400-6900
                           Telecopier:     (212) 400-6901

         (b) if to the Company, to:

                           c/o Adsero Corp
                           as set forth above.

         (c) if to any Holder, to:

                           the address of the Holder recorded in the securities register of the Company, or, in the event of the address of any such Holder not being so recorded, then at the last known address of such Holder.

                           with a copy to:

                           Belanger Sauve s.e.n.c
                           1 Place Ville Marie
                           17th Floor
                           Montreal, Quebec   H3B 2C1

                           Attention    Claude Picard

         Any notice, request or other communication to be given to a Holder of Series I Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or delivery to the address of the Holder of record in the securities register of the Company or, in the event of the address of any such Holder not being so recorded, then at the last known address of such Holder. Any such notice, request or other communication, if given by mail or telecopy, shall only be deemed to have been given and received on the second Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. The failure to deliver a notice to an Insider of either the Company, Adsero Callco, YAC or Adsero at the time such notice was required to be sent shall not amount to a default under this agreement or the Series 1 Exchangeable Share Provisions.

SECTION 9.4       Risk of Payments by Post.

         Whenever payments are to be made or documents are to be sent to the Holders by the Company, Adsero or Adsero Callco, or by the Holders to the Company, Adsero or Adsero Callco, the making of such payment or sending of such document sent through the post shall be at the risk of the Company, Adsero or Adsero Callco, in the case of payments made or documents sent by the Company, Adsero or Adsero Callco, and the Holders, in the case of payments made or documents sent by the Holders.

SECTION 9.5       Counterparts.

         This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

SECTION 9.6       Jurisdiction.

         This agreement shall be construed and enforced in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

SECTION 9.7       Language

         Parties have agreed that this Agreement and its schedules be drafted in the English language only. Les Parties ont convenu que cette convention et ses annexes soient redigees en anglais seulement.

         IN WITNESS WHEREOF, the parties hereby have executed this agreement or caused this agreement to be executed by their respective duly authorized officers as of the date first above written. [Signatures to be updated]

ADSERO CORP.                            3091503 NOVA SCOTIA COMPANY

Per: /s/ William Smith                  Per: /s/ William Smith
     -------------------------------         ----------------------------------
Name:    William Smith                  Name:    William Smith
Title:   Chief Financial Officer        Title:   President

3091732 NOVA SCOTIA COMPANY             YAC CORP.

Per: /s/ William Smith                  Per: /s/ William Smith
     -------------------------------         ----------------------------------
Name:    William Smith                  Name:    William Smith
Title:   President                      Title:   President


HOLDERS:

9144-6773 QUEBEC INC.                   9144-6906 QUEBEC INC.

Per: /s/ Yvon Leveille                  Per: /s/ Alain Lachambre
     -------------------------------         ------------------------------
Name:    Yvon Leveille                  Name:    Alain Lachambre
Title:   President                      Title:   President

                                  SCHEDULE "A"
                                  ------------

             PROVISIONS ATTACHING TO SERIES I EXCHANGEABLE SHARES OF
                           3091503 NOVA SCOTIA COMPANY

         The Series I Exchangeable Shares without any nominal value in the capital of the Company shall have the following rights, privileges, restrictions and conditions:

                                    ARTICLE 1
                                 INTERPRETATION
                                 --------------

         For the purposes of these rights, privileges, restrictions and conditions:

SECTION 1.1       Definitions.

"ACT" means the Companies Act (Nova Scotia) as amended, consolidated or re-enacted from time to time.

"ADSERO" means Adsero Corp., a Delaware corporation doing business as Adsero and includes any successor corporation.

"ADSERO CALLCO" means 3091732 Nova Scotia Company, an unlimited company incorporated and existing under the laws of the Province of Nova Scotia, and includes any successor company.

"ADSERO COMMON SHARES" means the shares of Common Stock, par value U.S. $0.001 per share, in the capital of Adsero.

"ADSERO CONTROL TRANSACTION" shall be deemed to have occurred if:

         (a) EXCEPT FOR THE HOLDERS OR ANY OF THEM, any person, firm or corporation acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of Adsero and immediately after such acquisition, the acquirer has Beneficial Ownership of voting securities representing 50% or more of the total voting power of all the then outstanding voting securities of Adsero;

         (b) The individuals who:

                  (i) as of the Effective Date constitute the Board of Directors of Adsero (the "Original Directors");

                  (ii) thereafter are elected to the Board of Directors of Adsero (the "Adsero Board") and whose election, or nomination for election, to the Adsero Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such directors being called "Additional Original Directors"); or

                  (iii) are elected to the Adsero Board and whose election, or nomination for election, to the Adsero Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Adsero
Board;

         (c) The stockholders of Adsero shall approve a merger, consolidation, recapitalization or reorganization of Adsero or consummation of any such transaction if stockholder approval is not sought or obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately alter such transaction being Beneficially Owned by holders of outstanding voting securities of Adsero immediately prior to the transaction, with the voting power of each such continuing holder relative to such other continuing holders being not altered substantially in the transaction; or

         (d) The stockholders of Adsero shall approve a plan of complete liquidation of Adsero or an agreement for the sale or disposition by Adsero of all or a substantial portion of Adsero's assets (i.e. 50% or more in value of the total assets of Adsero).

"ADSERO DIVIDEND DECLARATION DATE" means the date on which the board of directors of Adsero declares any dividend on the Adsero Common Shares.

"AFFILIATE" has the meaning ascribed thereto in the Canada Business Corporations Act as amended, consolidated or re-enacted from time to time.

"BOARD OF DIRECTORS" means the Board of Directors of the Company and any committee thereof acting within its authority.

"BUSINESS DAY" means any day, other than a Saturday, a Sunday or a day when banks are not generally open for business in Montreal, Quebec or New York, New York.

"CALL RIGHTS" means, collectively, the Liquidation Call Right, and the Retraction Call Right; and "CALL RIGHT" shall mean any one of such Call Rights.

"CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a currency other than Canadian dollars (the "Foreign Currency Amount"), at any date, the product obtained by multiplying:

(a) the Foreign Currency Amount, by

(b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors acting reasonably to be appropriate for such purpose.

"COMMON SHARES" means the common shares in the capital of the Company.

"COMPANY" means 3091503 Nova Scotia Limited, a company existing under the Act.

"CURRENT MARKET PRICE" means, in respect of a Adsero Common Share on any date, the closing price per Adsero Common Share on the day prior to such date on the OTC Bulletin Board or, if Adsero Common Shares are not then listed on the OTC Bulletin Board, on such other principal North American stock exchange or automated quotation system on which Adsero Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if there is no public distribution or trading activity of Adsero Common Shares at such date, then the Current Market Price of an Adsero Common Share shall be determined by the Board of Directors of Adsero based upon the advice of the then auditors of Adsero, and provided further that any such opinion or determination by the Board of Directors shall be conclusive and binding. If the Adsero Common Shares are quoted on more than one recognized stock exchange in North America, then the Current Market Price shall be the average of the closing prices of each such exchange determined as provided above.

"EFFECTIVE DATE" means the date of issue of the Series I Exchangeable Shares.

"EXCHANGEABLE SHARE VOTING EVENT" means any matter in respect of which holders of Series I Exchangeable Shares are entitled to vote as members (shareholders) of the Company, other than an Exempt Exchangeable Share Voting Event.

"EXEMPT EXCHANGEABLE SHARE VOTING EVENT" means any matter in respect of which holders of Series I Exchangeable Shares are entitled to vote as members (shareholders) of the Company in order to approve or disapprove, as applicable, any change to, or in the rights of the holders of the Series I Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Series I Exchangeable Shares and the Adsero Common Shares.

"LIQUIDATION AMOUNT" has the meaning provided in Section 5.1 hereof.

"LIQUIDATION CALL RIGHT" has the meaning provided in the Series I Exchangeable Shares Voting, Exchange and Support Agreement.

"LIQUIDATION DATE" has the meaning provided in Section 5.1 hereof.

"PREFERRED SHARES" means the Preferred Shares of the Company.

"RETRACTED SHARES" has the meaning provided in Section 6.1(a) hereof.

"RETRACTION CALL RIGHT" has the meaning provided in the Series I Exchangeable Shares Voting, Exchange and Support Agreement.

"RETRACTION DATE" has the meaning provided in Section 6.1(b) hereof.

"RETRACTION PRICE" has the meaning provided in Section 6.1 hereof.

"RETRACTION REQUEST" has the meaning provided in Section 6.1 hereof.

"SERIES I EXCHANGEABLE SHARE CONSIDERATION" means, with respect to each Series I Exchangeable Share, for any acquisition of, or redemption of, or retraction of, or distribution of assets of the Company in respect of the Series I Exchangeable Share or purchase of the Series

I Exchangeable Share pursuant to the Series I Exchangeable Shares Voting, Exchange and Support Agreement or hereunder, the aggregate of the following:

         (a) the Current Market Price of one Adsero Common Share, such consideration to be fully paid and satisfied by the delivery of one Adsero Common Share, as evidenced by a certificate representing the aggregate number of such Adsero Common Shares; plus

         (b) the amount of all cash dividends declared and unpaid by Adsero on an Adsero Common Share at the effective time of any such action, payable by means of a cheque payable at any branch of the bankers of the payor; plus

         (c) the amount of all declared and unpaid non-cash dividends or other distributions by Adsero on a Adsero Common Share at the effective time of any such action, payable by means of a cheque payable at any branch of the bankers of the payor in an amount equal to the fair market value of the property distributed on the effective date of the relevant action or, at the option of the Board of Directors, payable by the delivery of such non-cash items;

provided that (i) any such Adsero Common Share shall be duly issued as fully paid and non-assessable free and clear of lien, hypothec, pledge, claim, encumbrance security interest or adverse claim or interest other than those under applicable securities laws and (ii) such consideration shall be paid less any amounts required to be deducted and withheld therefrom pursuant to Section
12.3 hereof, and all without interest. For greater certainty, in no event shall a holder of Series I Exchangeable Shares be entitled to receive or demand any consideration for the acquisition of, or redemption of, or retraction of, or distribution of the assets of the Company in respect of any Series I Exchangeable Shares, whether pursuant to the Series I Exchangeable Shares Voting, Exchange and Support Agreement or hereunder, other than Adsero Common Shares and/or the amounts referred to in paragraphs (b) and (c) above.

"SERIES I EXCHANGEABLE SHARES" means the non-voting exchangeable shares in the capital of the Company having the rights, privileges, restrictions and conditions set forth herein.

"SERIES I EXCHANGEABLE SHARES VOTING, EXCHANGE AND SUPPORT AGREEMENT" means that certain Voting, Exchange and Support Agreement between Adsero, YAC, Adsero Callco, the Company, and the holders of Exchangeable Shares as of the Effective Date to be entered into contemporaneously with the first issue of the Series I Exchangeable Shares.

"SUBSIDIARY", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

"TRANSFER" has the meaning provided in Section 10.4 hereof.

"YAC" means YAC Corp., a Delaware corporation doing business as YAC and including any successor corporation.

                                    ARTICLE 2
                     RANKING OF SERIES I EXCHANGEABLE SHARES
                     ---------------------------------------

SECTION 2.1

         The Series I Exchangeable Shares shall be entitled to a preference, as provided in Article 5, over the Common Shares, the Series II Exchangeable Shares and any other shares ranking junior to the Series I Exchangeable Shares with respect to the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs. For greater certainty, the Series I Exchangeable Shares shall rank pari passu with the Series II Exchangeable Shares but rank after the Preferred Shares.


                                    ARTICLE 3
                                    DIVIDENDS
                                    ---------

SECTION 3.1

(1) A holder of a Series I Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, declare a dividend on each Series I Exchangeable Share, on each Adsero Dividend Declaration Date:

         (a) in the case of a cash dividend declared on the Adsero Common Shares, in an amount in cash for each Series I Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the Adsero Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each Adsero Common Share;

         (b) in the case of a stock dividend on the Adsero Common Shares to be paid in Adsero Common Shares, by the issue or transfer by the Company of such number of Series I Exchangeable Shares for each Series I Exchangeable Share as is equal to the number of Adsero Common Shares to be paid on each Adsero Common Share unless, in lieu of such stock dividend, Adsero elects to effect a corresponding and contemporaneous subdivision of the outstanding Series I Exchangeable Shares; or

         c) in the case of a dividend declared on the Adsero Common Shares in property other than cash or Adsero Common Shares, in such type and amount of property for each Series I Exchangeable Share as is the same as the type and amount of property declared as a dividend on each Adsero Common Share.

(2) Such dividends shall be paid out of money, assets or property of the Company properly applicable to the payment of dividends, or out of authorized but unissued shares of the Company.

SECTION 3.2

         Cheques of the Company payable at any branch of the bankers of the Company shall be issued in respect of any cash dividends contemplated by Section 3.1(1)(a) hereof and the sending of such a cheque to each holder of a Series I Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Series I Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(1)(b) hereof and the sending of such a certificate to each holder of a Series I Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(1)(c) hereof shall be issued, distributed or transferred by the Company in such manner as it shall determine and the issuance, distribution or transfer thereof by the Company to each holder of a Series I Exchangeable Share shall satisfy the dividend represented thereby. No holder of a Series I Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend that is represented by a cheque that has not been duly presented to the Company's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

SECTION 3.3

         The record date for the determination of the holders of Series I Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Series I Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Adsero Common Shares.

SECTION 3.4

         If on any payment date for any dividends declared on the Series I Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Series I Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

SECTION 3.5

                  Except as provided in this Article 3, the holders of Series I Exchangeable Shares shall not be entitled to receive any other or further dividends in respect thereof.


                                    ARTICLE 4
                              CERTAIN RESTRICTIONS
                              --------------------

SECTION 4.1

         So long as any of the Series I Exchangeable Shares are outstanding, the Company shall not without, but may at any time with the approval of the holders of the Series I Exchangeable Shares given as specified in Section 8.2 of these share provisions:

         (a) amend the constating documents of the Company in a manner which would prejudicially affect the holders of Series I Exchangeable Shares in any material respect; or

         (b) initiate the voluntary liquidation, dissolution or winding-up of the Company or take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Company.

SECTION 4.2

         So long as any of the Series I Exchangeable Shares are outstanding and any dividends required to have been declared and paid on the outstanding Series I Exchangeable Shares pursuant to Article 3 have not been declared and paid in full, the Company shall not without, but may at any time with the approval of the holders of the Series I Exchangeable Shares given as specified in Section
8.2 of these share provisions:

         (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Series I Exchangeable Shares, other than share dividends payable on any such other shares ranking junior to the Series I Exchangeable Shares;

         (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Series I Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

         (c) redeem or purchase any other shares of the Company ranking equally with the Series I Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution.


                                    ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION
                           ---------------------------

SECTION 5.1

         In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs, a holder of Series I Exchangeable Shares shall be entitled, subject to applicable law, to receive pari passu with any holder of Series II Exchangeable Shares from the assets of the Company in respect of each Series I Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Liquidation Date"), before any distribution of any part of the assets of the Company to the holders of the Common Shares or any other shares ranking junior to the Series I Exchangeable Shares, an amount equal to the Series I Exchangeable Share Consideration applicable on the last Business Day prior to the Liquidation Date (the Liquidation Amount"), which as set forth in Section 5.2, shall, subject to the exercise by Adsero Callco of the Liquidation Call Right, be fully paid and satisfied by the delivery by or on behalf of the Company of the Series I Exchangeable Share Consideration representing such holder's total Liquidation Amount.

SECTION 5.2

         On or promptly after the Liquidation Date, and subject to the exercise by Adsero Callco of the Liquidation Call Right, the Company shall cause to be delivered to the holders of the Series I Exchangeable Shares the Series I Exchangeable Share Consideration representing the Liquidation Amount for each such Series I Exchangeable Share upon presentation and surrender of the certificates representing such Series I Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Series I Exchangeable Shares under the Act and the constating documents of the Company and such additional documents and instruments as the Company may reasonably require, at the principal executive offices of the Company or at such other reasonable place as may be specified by the Board of Directors by notice to the holders of Series I Exchangeable Shares. The Series I Exchangeable Share Consideration representing the total Liquidation Amount for such Series I Exchangeable Shares shall be delivered to each holder, at the address of the holder recorded in the securities register of the Company for the Series I Exchangeable Shares or by holding for pick up by the holder at the place of delivery.

         On and after the Liquidation Date, the holders of the Series I Exchangeable Shares shall cease to be holders of such Series I Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate share of the Series I Exchangeable Share Consideration representing the total Liquidation Amount, unless payment of the Series I Exchangeable Share Consideration representing the total Liquidation Amount for such Series I Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions in which case the rights of the holders shall remain unaffected until the Series I Exchangeable Share Consideration representing the total Liquidation Amount has been paid in the manner hereinbefore provided. The Company shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Series I Exchangeable Share Consideration in respect of the Series I Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safekeeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Series I Exchangeable Shares after such deposit shall be limited to receiving their proportionate share of the Series I Exchangeable Share Consideration representing the total Liquidation Amount for such Series I Exchangeable Shares so deposited against presentation and surrender of such certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Series I Exchangeable Share Consideration, the holders of the Series I Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Adsero Common Shares delivered to them or the custodian on their behalf.

SECTION 5.3

         After the Company has satisfied its obligations to pay the holders of the Series I Exchangeable Shares the Series I Exchangeable Share Consideration representing the Liquidation Amount per Series I Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Company.


                                    ARTICLE 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER
                   -------------------------------------------

SECTION 6.1

         A holder of Series I Exchangeable Shares shall be entitled at any time, subject to the exercise by Adsero Callco of the Retraction Call Right, and otherwise upon compliance with the provisions of this Article 6, to require the Company to redeem any or all of the Series I Exchangeable Shares registered in the name of such holder in tranches of 50,000 Series I Exchangeable Shares or integral multiples thereof (or the balance of the Series I Exchangeable Shares then held by such holder, if such balance is less than 50,000 Series I Exchangeable Shares) for an amount equal to the Series I Exchangeable Share Consideration applicable on the last Business Day prior to the Retraction Date (the "Retraction Price"), which as set forth in Section 6.3, shall, subject to the exercise by Adsero Callco of the Retraction Call Right, be fully paid and satisfied by the delivery by or on behalf of the Company of the Series I Exchangeable Share Consideration representing such holder's total Retraction Price. To effect such redemption, the holder shall present and surrender at the principal executive offices of the Company the certificates representing the Series I Exchangeable Shares which the holder desires to have the Company redeem, together with such other documents and instruments as may be required to effect a transfer of Series I Exchangeable Shares under the Act and the constating documents of the Company, and together with a duly executed statement (the "Retraction Request') in the form of Exhibit "A' hereto or in such other form as may he acceptable to the Company:

         (a) specifying that the holder desires to have all or any number specified therein of the Series I Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Company;

         (b) stating the Business Day on which the holder desires to have the Company redeem the Retracted Shares (the `Retraction Date"), provided that the Retraction Date

                  (i) shall be not less than two (2) Business Days from the date or after the date of a news release by Adsero;

                  (ii) shall not be less than ten (10) days from the date or after the date of the release of quarterly or annual financial results of Adsero;

                  (iii) shall not be less than 10 days nor more than 30 days after the date on which the Retraction Request is received by the Company; and

                  (iv) further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 30th day (or, if such day is not a Business Day, the first Business Day thereafter) after the date on which the Retraction Request is received by the Company; and

         (c) acknowledging the Retraction Call Right of Adsero Callco in the Series I Exchangeable Shares Voting, Exchange and Support Agreement to purchase the appropriate number of Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Series I Exchangeable Shares Voting, Exchange and Support Agreement.

SECTION 6.2

         Subject to the exercise by Adsero Callco of the Retraction Call Right, upon receipt by the Company in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Series I Exchangeable Shares which the holder desires to have the Company redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.6 hereof, the Company shall redeem the Retracted Shares effective at the close of business on the

Retraction Date and shall cause to be delivered to such holder the Series I Exchangeable Share Consideration representing the total Retraction Price with respect to such shares in accordance with Section 6.3 hereof. If only a part of the Series I Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Series I Exchangeable Shares shall be issued to the holder at the expense of the Company.

SECTION 6.3

         The Company shall deliver, or cause to be delivered, the Series I Exchangeable Share Consideration representing the total Retraction Price to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Series I Exchangeable Shares or at the address specified in the holder's Retraction Request or upon demand by the holder, by holding for pick up by the holder at the principal executive offices of the Company.

SECTION 6.4

         On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate share of the Series I Exchangeable Share Consideration representing the total Retraction Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Series I Exchangeable Share Consideration representing the total Retraction Price shall not be made as provided in Section 6.3 hereof, in which case the rights of such holder shall remain unaffected until the Series I Exchangeable Share Consideration representing the total Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company shall thereafter be considered and deemed for all purposes to be a holder of the Adsero Common Shares.

SECTION 6.5

         Notwithstanding any other provision of this Article 6, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Company believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Adsero Callco shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company. In any case in which the redemption by the Company of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Company shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.6 hereof, the holder of any such

Retracted Shares not redeemed by the Company pursuant to Section 6.2 of these share provisions as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require Adsero Callco to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Adsero Callco to such holder of the Series I Exchangeable Share Consideration representing the Retraction Price for each such Retracted Share, all as more specifically provided in the Series I Exchangeable Shares Voting, Exchange and Support Agreement.

SECTION 6.6

         A holder of Retracted Shares may, by notice in writing given by the holder to the Company before the close of business on the third Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Adsero Callco shall be deemed to have been revoked.


                                    ARTICLE 7
                                  VOTING RIGHTS
                                  -------------

SECTION 7.1

         Except as required by applicable law and the provisions hereof, the holders of the Series I Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the members of the Company or to vote at any such meeting or to vote by written consent on any matter.


                                    ARTICLE 8
                             AMENDMENT AND APPROVAL
                             ----------------------

SECTION 8.1

         Subject to the approval of the holders of the Series I Exchangeable Shares to which are attached the right to vote in the event that such change, removal or addition would affect their respective rights, the rights, privileges, restrictions and conditions attaching to the Series I Exchangeable Shares may be added to, changed or removed as hereinafter provided in Section 8.2.

SECTION 8.2

         Any approval given by holders of the Series I Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Series I Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Series I Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law, provided, however, that such approval must be evidenced by a written resolution passed by not less than 75% of the votes cast on such resolution by persons represented in person or by proxy or such other authorized person at a meeting of holders of Series I Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Series I Exchangeable Shares at that time are present or represented by proxy or such other authorized person (excluding Series I Exchangeable Shares beneficially owned by Adsero, YAC, Adsero Callco, their Affiliates or Subsidiaries) or by a written resolution signed by the holders of the then outstanding Series I Exchangeable Shares excluding Exchangeable Shares beneficially owned by Adsero, YAC, Adsero Callco, their Affiliates or Subsidiaries. if at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy or such other authorized person within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairperson of such meeting. At such adjourned meeting, the holders of Series I Exchangeable Shares present or represented by proxy or such other authorized person thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 75% of the votes cast on such resolution by persons represented in person or by proxy or such other authorized person at such meeting (excluding Series I Exchangeable Shares beneficially owned by Adsero, YAC, Adsero Callco, their Affiliates or Subsidiaries) shall constitute the approval or consent of the holders of the Series I Exchangeable Shares.


                                    ARTICLE 9
                          ACTIONS BY THE COMPANY UNDER
       SERIES I EXCHANGEABLE SHARES VOTING, EXCHANGE AND SUPPORT AGREEMENT
       -------------------------------------------------------------------

SECTION 9.1

         The Company will take all reasonable efforts to perform and comply with and to ensure performance and compliance by Adsero, YAC, Adsero Callco and the Company with all provisions of the Series I Exchangeable Shares Voting, Exchange and Support Agreement applicable to Adsero, YAC, Adsero Callco and the Company, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Company and the holders of the Series I Exchangeable Shares all rights and benefits in favour of the Company and the holders of the Series I Exchangeable Shares pursuant thereto.

SECTION 9.2

         The Company shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its obligations under the Series I Exchangeable Shares Voting, Exchange and Support Agreement without the approval of the holders of the Series I Exchangeable Shares given in accordance with
Section 8.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

         (a) adding to the covenants of the other party or parties to such agreement for the protection of the holders of Series I Exchangeable Shares; or

         (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that such provisions and modifications will not be prejudicial or adverse to the interests of the holders of Series I Exchangeable Shares; or

         (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Company, are required for the purpose of curing or correcting any defect or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Series I Exchangeable Shares.


                                   ARTICLE 10
                               LEGEND; CALL RIGHTS
                               -------------------

SECTION 10.1

         The certificates evidencing the Series I Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Call Rights and the Series I Exchangeable Shares Voting, Exchange and Support Agreement. Moreover, the following legend will be placed on each certificate endorsing the Adsero Common
Shares:

         "The Securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be transferred except in compliance with the registration provisions of the Securities Act and applicable State securities laws, or pursuant to an available exemption from such registration provisions and are subject to the Lock-Up Agreement"

SECTION 10.2

         Each holder of a Series I Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Call Rights in favour of Adsero Callco or its assignee (as provided in the Series I Exchangeable Shares Voting, Exchange and Support Agreement) and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Company or the retraction of Series I Exchangeable Shares, as the case may be, and to be bound thereby in favour of Adsero Callco or its assignee (as provided in the Series I Exchangeable Shares Voting, Exchange and Support Agreement) as therein provided.

SECTION 10.3

         The Company, Adsero Callco and Adsero as the case may be, shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Series I Exchangeable Shares such amounts as the Company, Adsero Callco or Adsero, as the case may be, is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code or any provision of provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to such holder of the Series I Exchangeable Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that such amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Company, Adsero and Adsero Callco, as the case may be, shall promptly notify the holder and unless such holder remits the difference in cash to the Company, Adsero or Adsero Callco, as the case may be, before the tax amount is required to be remitted to the taxing authority, then the Company, Adsero and Adsero Callco, as the case may be, may sell or otherwise dispose of such portion of the consideration (including, without limitation, any of the Adsero Common Shares) as is necessary to provide sufficient funds to the Company, Adsero and Adsero Callco, as the case may be, to enable it to comply with such deduction or withholding requirement and the Company, Adsero and Adsero Callco, as the case may be, shall notify such holder and remit any unapplied balance of the net proceeds of such sale.

         In order to assist the Company, Adsero and Adsero Callco, as the case may be, in complying with any such deduction and withholding requirement, the relevant holder shall, to the extent applicable, deliver to the Company, Adsero or Adsero Callco, as the case may be, (i) if such holder is an individual, trust or corporation, a declaration sworn by the individual, a trustee or a director, as the case may be, before a notary or commissioner for oaths to the effect that such holder, is not and will not be, on the date of payment, a non-resident of Canada for the purposes of the Income Tax Act (Canada) or (ii) if such holder is a partnership1 a declaration sworn by a general partner before a notary or commissioner for oaths to the effect that such holder is a Canadian partnership, as defined in the Income Tax Act (Canada).


                                   ARTICLE 11
                                  MISCELLANEOUS
                                  -------------

SECTION 11.1

         Any notice, request or other communication to be given to the Company by a holder of Series I Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or delivery to the principal executive offices of the Company or at such other reasonable place as may be specified by the Board of Directors by notice to the holders of Series I Exchangeable Shares, and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy, facsimile or delivery, shall only be deemed to have been given and received on the second Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery.

SECTION 11.2

         Any presentation and surrender by a holder of Series I Exchangeable Shares to the Company of certificates representing Series I Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Company or the retraction of Series I Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the principal executive offices of the Company by notice to the holders of Series I Exchangeable Shares addressed to the attention of the President of the Company. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company, as the case may be, and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder, mailing the same.

SECTION 11.3

         Any notice request or other communication to be given to a holder of Series I Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or delivery to the address of the holder recorded in the securities register of the Company or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail or telecopy, shall only be deemed to have been given and received on the second Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery.

SECTION 11.4

         For greater certainty, the Company shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

SECTION 11.5

         All Series I Exchangeable Shares acquired by the Company upon the retraction thereof shall be cancelled.

SECTION 11.6

         Immediately upon the issuance and delivery to a holder of Series I Exchangeable Shares at any time and from time to time of Adsero Common Shares and the other Series I Exchangeable Share Consideration (if any) pursuant to any Call Right, or any Insolvency Exchange Right or Automatic Exchange Right (as such terms are defined in the Series I Exchangeable Shares Voting, Exchange and Support Agreement), the Series I Exchangeable Shares which are the subject of right shall be automatically converted into Common Shares of the Company on a one-for-one basis and the holder thereof is entitled to receive a certificate or certificates upon demand representing the Common Shares resulting from such conversion. All Common Shares issued by the Company in respect of any conversion of issued and fully paid Series I Exchangeable Shares shall be deemed to be fully paid and non-assessable.

                                   EXHIBIT "A"
                               RETRACTION REQUEST
                               ------------------

TO:               3091503 Nova Scotia Company (the "Company")
AND TO:           3091732 Nova Scotia Company ("Adsero Callco")

         This notice is given pursuant to Article 6 of the provisions (the "Series I Exchangeable Share Provisions") attaching to the Series I Exchangeable Shares of the Company represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Series I Exchangeable Share Provisions have the meaning attributed to such words and expressions in such Series I Exchangeable Share Provisions.

         The undersigned hereby notifies the Company that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Company redeem in accordance with Article 6 of the Series I Exchangeable Share
Provisions:

[_]      all share(s) represented by this certificate; or

[_]      _________________________ share(s) only.

         The undersigned hereby notifies the Company that the Retraction Date shall be ________________________.

NOTE: The Retraction Date must be a Business Day and must not be less than 10 days nor more than 30 days after the date upon which this notice is received by the Company. In the event that no such Business Day is correctly specified above, the Retraction Date shall be deemed to be the 30th day (or, if such day is not a Business Day, the first Business Day thereafter) after the date on which this notice is received by the Company.

         The undersigned acknowledges the overriding Retraction Call Right of Adsero Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Adsero Callco in accordance with the Retraction Call Right on the Retraction Date for the price and on the other terms and conditions set out in the Series I Exchangeable Shares Voting, Exchange and Support Agreement and in these Exchangeable Share Provisions. If Adsero Callco determines not to exercise the Retraction Call Right, the Company will notify the undersigned of such fact as soon as possible. This notice of retraction, and this offer to sell the Refracted Shares to Adsero Callco, may be revoked and withdrawn by the undersigned by notice in writing given to the Company at any time before the close of business on the third Business Day immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Company is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Insolvency Exchange Right (as defined in the Series I Exchangeable Shares Voting Exchange and Support Agreement) so as to require Adsero Callco to purchase the unredeemed Retracted Shares.

         The undersigned represents and warrants to the Company and Adsero Callco that the undersigned:

[_]      is
[_]      is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned from net proceeds of sale or Adsero Common Shares deliverable on the redemption or purchase of the Retracted Shares.

         The undersigned hereby represents and warrants to the Company and Adsero Callco that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Company or Adsero Callco, as the case may be, free and clear of all liens, hypothecs, pledges, claims, encumbrances, security interests and adverse claims or interests except pursuant to the Series I Exchangeable Shares Voting, Exchange and Support Agreement or these Series I Exchangeable Share Provisions.

 ---------------------                               --------------------------
 (Date)                                              (Signature of Shareholder)


[_] Please check box if the securities and any cheque(s) resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal executive office of the Company, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the Exchangeable Share Provisions.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Company may require, must be deposited with the Company at its principal executive office. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Company and the securities and cheque(s) resulting from such retraction or purchase will be delivered to the shareholder in accordance with these Series I Exchangeable Share Provisions.

Name of person in whose name securities or cheque(s) are to be registered, issued or delivered

(PLEASE PRINT)


 -----------------------------------------
 Street Address or P.0. Box
 City, Province and Postal Code


 -----------------------------------------
 Signature of Shareholder

NOTE: If this notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Company will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the Share Transfer Power on the certificate is duly completed in respect of such shares.

                                  SCHEDULE "B"
                                  ------------


                    CERTIFICATE OF THE POWERS, DESIGNATIONS,
                            PREFERENCES AND RIGHTS OF
                         SERIES A SPECIAL VOTING SHARES
                                 OF ADSERO CORP.

           Pursuant to Sections 151(g) of the General Corporation Law
                            of the State of Delaware


I, William Smith, the Chief Financial Officer of Adsero Corp., a Delaware corporation (the "Company"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the "DGCL"), D0 HEREBY CERTIFY that, pursuant to the provisions of Section 151 of the DGCL by unanimous written agreement of the Board of Directors dated December , 2004 in lieu of a meeting in accordance with Section 141(f) of the DGCL, the following resolutions were unanimously adopted by the Board of Directors of the Company and pursuant to authority conferred upon the Board of Directors by the provisions of the March 19, 2004 Certificate of Amendment to the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), the Board of Directors of the Company adopted resolutions providing for the issuance of a series of Preferred Stock of the Company and fixing the relative powers, designations, preferences, rights, qualifications, limitations and restrictions of such stock. These resolutions which remain in full force and effect on the date hereof are as follows:

                  "RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation, the issuance of a series of Preferred Stock of the Company to be designated "Series A Special Voting Shares", par value $0.0001 per share, which shall consist of 11,330,000 of the 20,000,000 shares of Preferred Stock which the Company now has authority to issue, be, and the same hereby is authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, of the 11,330,000 shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock of this series) as follows:

                  I. AUTHORIZED NUMBER AND DESIGNATION. 11,330,000 shares of the Preferred Stock, each share having a par value of $0.0001 of the Company is hereby constituted as a series of the Preferred Stock designated as Series A Special Voting Shares (the "Series A Special Voting Shares").

                  II. DIVIDENDS AND DISTRIBUTIONS. The holders of Series A Special Voting Shares shall not be entitled to receive on such Series A Special Voting Shares any dividends declared and paid by the Company.

                  III. VOTING RIGHTS. Except as otherwise required by law or by the Certificate of Incorporation, the holders of record of the Series A Special Voting

                           Shares will be entitled to all of the voting rights, including the right to vote in person or by proxy, of the Series A Special Voting Shares on any matters, questions, proposals or propositions whatsoever that may properly come before the shareholders of the Company at a meeting at which holders of the Company's Common Stock ("Common STOCK") are entitled to vote ("Company Meeting") or with respect to all written consents sought by the Company from its shareholders including the holders of the Company's Common Stock ("Company Consent"). In respect of all matters concerning the Voting Rights, the Series A Special Voting Shares and the Common Stock shall vote as a single class.

                  IV.      REDEMPTION AND ADJUSTMENTS OF SERIES A SPECIAL VOTING
                           SHARES

                           Subject to applicable law, the Company shall automatically redeem Series A Special Voting Shares for an amount per share equal to $0.0001, in direct proportion to, and at the time of, each issuance of shares of the Company's Common Stock, to holders of Series A Special Voting Shares whenever any Series I or Series II Exchangeable Shares held by a holder in the capital of 3091503 Nova Scotia Company at such time is retracted, purchased or exchanged pursuant to a certain Series I or Series II Exchangeable Shares Voting, Exchange and Support Agreement among the Company, YAC Corp., 3091732 Nova Scotia Company, 3091503 Nova Scotia Company and the holders of shares as defined in such Series I or Series II Exchangeable Shares Voting, Exchange and Support Agreement. From and after each redemption date, all rights of the holders of redeemed Series A Special Voting Shares shall cease with respect to such shares and such shares shall not hereafter be deemed to be outstanding for any purpose whatsoever. Any such holder shall surrender to the Company, for cancellation, the certificate representing the Series A Special Voting Shares held by such holder being surrendered pursuant to these provisions. If only a part of the Series A Special Voting Shares represented by any certificate surrendered to the Company are to be the cancelled by the Company hereunder, a new certificate for the balance of such Series A Special Voting Shares shall be issued by the Company and delivered to the holder at the expense of the Company.

                  V.       LIQUIDATION PREFERENCE.

                           Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, and subject to any prior rights of holders of shares of Preferred Stock ranking senior to the Series A Special Voting Shares, the holders of Series A Special Voting Shares shall be paid an amount totaling $0.0001 per share, together with payment to any class of stock ranking equally with the Series A Special Voting Shares, and before payment shall be made to the holders of any stock ranking on liquidation junior to the Series A Special Voting Shares.

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                  VI.      RANKING.

                           The Series A Special Voting Shares shall rank junior to all other series of the Company's Preferred Stock, unless the terms of any such series shall provide otherwise.

                  VII.     VETO.

                           As long as any Special Voting Share is outstanding,
                           (i) the Company shall not issue or create any other series of the Preferred Stock which may affect the voting rights of the holders of the Series A Special Voting Shares and (ii) the Company may not take any corporate action that would serve to diminish the voting rights of holders of the Series A Special Voting Shares in a manner different from the voting rights of holders of the Company's Common shares without the prior written consent of persons holding at least 75% of the then outstanding Series A Special Voting Shares.

RESOLVED FURTHER, that the Chief Executive Officer, President or any Vice President and the Secretary or any Assistant Secretary of the Company be, and they hereby are authorized and directed to prepare and file (or cause to be prepared and filed) a Certificate of the Powers, Designations, Preferences and Rights in accordance with the foregoing resolution and the provisions of the laws of Delaware and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolutions.

IN WITNESS WHEREOF, I have executed and subscribed to this Certificate and do hereby affirm the foregoing as true under the penalties of perjury this ________ day of _____________, 2004.

ADSERO CORP.


 --------------------------
 William Smith,
 Chief Financial Officer

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